UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2015

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

WPX Energy, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to RKI Exploration & Production, LLC (“RKI”) and the pending acquisition of RKI by Thunder Merger Sub LLC (the “Merger Sub”), a wholly-owned subsidiary of the Company. On July 13, 2015, the Company, Merger Sub and RKI entered into an Agreement and Plan of Merger, dated as of July 13, 2015 (the “Merger Agreement”). Pursuant to and subject to the terms and conditions of the Merger Agreement, RKI will become a wholly-owned subsidiary of the Company (the “Acquisition”).

Included in this filing as Exhibit 99.1 are the audited consolidated financial statements of RKI for the periods described in Item 9.01(a) below, the notes related thereto and the Report of Independent Certified Public Accountants, and included in this filing as Exhibit 99.2 are the unaudited condensed consolidated financial statements of RKI for the periods described in Item 9.01(a) below and the notes related thereto.

Included in this filing as Exhibit 99.3 is the unaudited pro forma condensed combined financial information described in Item 9.01(b) below.

Also included in this filing as Exhibit 99.4 and Exhibit 99.5 are the reports of independent petroleum engineers, geologists and geophysicists, LaRoche Petroleum Consultants, Ltd.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements

•	Audited consolidated financial statements of RKI and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of income, members’ equity and cash flows for each of the years in the three-year period ended December 31, 2014, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

•	Unaudited condensed consolidated financial statements of RKI and its subsidiaries comprised of the condensed consolidated balance sheets as of March 31, 2015 and December 31, 2014, and the related condensed consolidated statements of income, members’ equity and cash flows for the three months ended March 31, 2015 and 2014, and the related notes to the unaudited condensed consolidated financial statements, attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition, RKI’s probable dispositions of certain assets and certain related liabilities and the related financing transactions, which includes offerings of securities, and the application of the proceeds from the offerings, is included in Exhibit 99.3 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015.

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2015 and March 31, 2014.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014.

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit No.

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of WPX Energy, Inc.

23.1	Consent of Grant Thornton LLP

23.2	Consent of LaRoche Petroleum Consultants, Ltd.

99.1	Historical audited consolidated financial statements of RKI Exploration & Production, LLC

99.2	Historical unaudited condensed consolidated financial statements of RKI Exploration & Production, LLC

99.3	Unaudited Pro Forma Condensed Combined Financial Information

99.4	Report of Independent Petroleum Engineers, Geologists and Geophysicists, LaRoche Petroleum Consultants, Ltd., dated January 22, 2015

99.5	Report of Independent Petroleum Engineers, Geologists and Geophysicists, LaRoche Petroleum Consultants, Ltd., dated June 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

DATED: July 14, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of WPX Energy, Inc.

23.1	Consent of Grant Thornton LLP

23.2	Consent of LaRoche Petroleum Consultants, Ltd.

99.1	Historical audited consolidated financial statements of RKI Exploration & Production, LLC

99.2	Historical unaudited condensed consolidated financial statements of RKI Exploration & Production, LLC

99.3	Unaudited Pro Forma Condensed Combined Financial Information

99.4	Report of Independent Petroleum Engineers, Geologists and Geophysicists, LaRoche Petroleum Consultants, Ltd., dated January 22, 2015

99.5	Report of Independent Petroleum Engineers, Geologists and Geophysicists, LaRoche Petroleum Consultants, Ltd., dated June 22, 2015